UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      March 07, 2006
                                                 -------------------------------


                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


             0-6996                                  13-2739290
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    (Commission File Number)              (IRS Employer Identification No.)


    251 Wedcor Avenue, Wabash, Indiana 46992                     46992
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    (Address of Principal Executive Offices)                   (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On March 6, 2006, the compensation committee met and reviewed the annual compensation of Escalade key executives. The compensation committee then met with the other independent directors and unanimously approved the following annual base salaries for 2006:

   Officer                       Title                       Annual Base Salary
   -----------------------------------------------------------------------------
   C. W. (Bill) Reed             President and CEO                $275,000
   Terry Frandsen                VP Finance, CFO                  $175,000
   Robert Griffin                Chairman of Board                $ 52,000

In the same meeting the independent directors granted stock options under the 1997 Incentive Stock Option plan to Mr. Reed in the amount of 20,000 and Mr. Frandsen in the amount of 25,000 shares. Under the terms of the option plan the options vest in equal installments over a period of four years from the date of grant. The exercise price is equal to the market closing price on the date of grant.

Section 8 - Other Events

Item 8.01   Other Events.

On March 06, 2006, the Company issued a press release announcing that an annual dividend of $0.20 would be paid to all shareholders of record on March 17, 2006 and disbursed on March 24, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits

         EXHIBIT
         NUMBER       DESCRIPTION
          99.1        Press release dated March 06, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  March 07, 2006             ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer


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